UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2021

CrossAmerica Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Hamilton Street, Suite 500 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CAPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 28, 2021, CrossAmerica Partners LP (the “Partnership”) entered into an amendment (the “Amendment”) to its Credit Agreement, dated as of April 1, 2019 (as previously amended by the First Amendment to Credit Agreement, dated as of November 19, 2019, the “Credit Agreement”), among the Partnership and Lehigh Gas Wholesale Services, Inc., as borrowers, the guarantors from time to time party thereto, the lenders from time to time party thereto and Citizens Bank, N.A., as administrative agent.  The Amendment, among other things, (i) amended certain provisions relating to unrestricted subsidiaries, (ii) increased the maximum level for the consolidated leverage ratio financial covenant to 6.00 to 1.00 for the fiscal quarters ending September 30, 2021 and December 31, 2021, 5.75 to 1.00 for the fiscal quarter ending March 31, 2022, 5.50 to 1.00 for the fiscal quarter ending June 30, 2022, and 5.25 to 1.00 for the fiscal quarter ending September 30, 2022, after which the maximum level generally reverts to 4.75 to 1.00 unless in a specified acquisition period or a qualified note offering has occurred, and (iii) modified the applicable margin for borrowings under the Credit Agreement (as amended by the Amendment), such that borrowings will bear interest, at the Partnership’s option, at either LIBOR plus a margin ranging from 1.50% to 3.00% per annum or base rate plus a margin ranging from 0.50% to 2.00% per annum (in each case depending on the Partnership’s consolidated leverage ratio).

The Amendment will be filed as an exhibit to Partnership’s quarterly report on Form 10-Q for the fiscal quarter ending September 30, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
By:	CrossAmerica GP LLC
its general partner

By:	/s/ Keenan D. Lynch
	Name:	Keenan D. Lynch
	Title:	General Counsel and Corporate Secretary

Dated: July 29, 2021